Putnam
Money Market
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

With short-term interest rates at 40-year lows, it is all too easy for shareholders of money market funds to focus on current returns and overlook other qualities that still allow these funds to play an important role in a diversified investment program. Two such attributes are stability and liquidity.

The value of both of these features, which characterize Putnam Money Market Fund, cannot be overlooked in the current environment. The market turbulence of the past two years that drew many shareholders to money market funds as safe havens for their assets is likely to persist, at least in the near term. When shareholders are ready to re-enter the market, their funds will be readily available with no fees or penalties.

As you read this report, you may notice that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance for the future.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
May 8, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Core Fixed-Income Team

From the post-September 11 environment to the liquidity crunch created by Enron's collapse to the growing Middle East conflict, financial markets absorbed a battery of bad news during the six months ended March 31, 2002. These events, as well as the Federal Reserve Board's bias to keep interest rates low, posed many challenges for your fund's income strategy. However, Putnam Money Market Fund maintained a competitive level of income, ending the first half of fiscal 2002 with a 7-day yield that was in line with the average for the money market funds tracked by Lipper Inc. See page 5 for details.

Total return for 6 months ended 3/31/02

    Class A        Class B         Class C        Class M    Class T
      NAV         NAV   CDSC      NAV   CDSC        NAV        NAV
-----------------------------------------------------------------------
     0.94%      0.69%  -4.32%   0.69%  -0.32%      0.86%      0.85%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.

* LIQUIDITY CONCERNS REDUCE TRADING IN COMMERCIAL PAPER MARKET

The issuance of commercial paper has typically provided companies with a relatively inexpensive source of financing, with rates that are several percentage points below those of bank loans or longer-term bonds. In recent years, corporations have used this cheap debt financing more freely to fund billion dollar acquisitions in addition to more traditional uses, such as paying for simple, short-term needs. However, in the post-Enron financial markets, investors have become increasingly skeptical about corporate accounting and reporting practices. The recent downfall and credit downgrades of several high profile companies have exacerbated those concerns. Even sound companies with strong ratings profiles are feeling the heightened scrutiny brought on by the increased market focus on corporate liquidity profiles. In response, the major rating agencies have expanded their monitoring of corporate liquidity. For example, Moody's Investor's Services, Inc. introduced "Liquidity Risk Assessments" (LRAs) for commercial paper issuers, which essentially addresses the question of whether an issuer would be able to manage without access to the capital and credit markets in the event of a crisis. We view this as a long-term positive for our market.

Consequently, over the past few months, investors have become increasingly leery about buying commercial paper and this attractive, low-cost source of short-term corporate funding has become less available. Corporations have been forced to turn to more expensive options in the longer-term credit markets. Even banks have become more cautious in their lending practices, exacerbating the credit crunch in the short-term financial markets.

The decline in commercial paper issuance has received a great deal of press coverage lately. However the multibillion-dollar commercial paper market has actually been contracting for some time. The sector began to encounter difficulties early in 2001, when economic growth slowed. Non-financial sectors of the economy such as the auto, telecommunications, and technology industries, which were experiencing cyclical corrections, reduced their commercial paper issuance dramatically in 2001 -- to the tune of nearly 40%. The demise of the Texas-based energy trading company Enron last fall further aggravated fears and prompted a wholesale shift of investor sentiment away from this market. During 2001, the amount of total commercial paper outstanding fell 11%.

In response to this trend toward lower issuance, as well as our concern that investors were not being adequately compensated for the added market risk, we reduced the fund's exposure to commercial paper last fall. We invested proceeds from maturing commercial paper in U.S. Government Agency notes, such as those issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Bank (FHLB), as well as repurchase agreements. The fund's investments in U.S. Government repurchase agreements and agency notes increased from 3.1% of total assets to 15% by March 31, the highest in recent memory. These holdings have performed well in this more cautious environment.

* SEARCH FOR ATTRACTIVE INCOME BECAME MORE CHALLENGING

Although the Federal Reserve Board voted to keep interest rates steady at their January and March meetings, they reduced the federal funds rate twice, from 3% to 1.75%, during the fourth quarter of 2001. Amidst such historically low rates, we have endeavored to keep the fund's income stream as high as possible. Our efforts are reflected in the portfolio's average days to maturity, which climbed during the reporting period from 57 days to 71 days. By increasing the average days to maturity, we are able to lock in the highest level of income for as long as possible.

Given the Federal Reserve Board's likelihood of raising interest rates in the near future as stronger economic growth materializes, the financial markets have been pricing in higher interest rates at the short end of the yield curve. We believe the markets are expecting an increase sooner than will be the case and have taken advantage of the recent rise in short-term rates by purchasing six- to nine-month securities. In addition, we've purchased floating-rate instruments to protect the fund against a rise in interest rates. These securities have a one-year maturity but reset monthly or quarterly to reflect the current market yield. This move has shifted the portfolio's configuration away from a barbell structure, where assets are invested at the short and long end of the fund's investment universe, to more of a laddering structure, where assets are spread more evenly across maturities. Ultimately, the presence of these floating-rate securities should help the fund respond more quickly to rising interest rates.


Fund Profile

By emphasizing high-quality short-term fixed-income securities, this fund seeks to protect principal by attempting to maintain a constant $1.00 share price while providing shareholders with easy access to their money. Putnam Money Market Fund is designed for investors seeking current income consistent with capital preservation, stability of principal, and liquidity.


* STRONGER ECONOMIC GROWTH INCREASED LIKELIHOOD OF RISING RATES

By many accounts, a U.S. economic recovery, like the recession that preceded it, is likely to be milder than in past business cycles. Historically low interest rates fueled a boom in home sales during 2001 -- a factor that was never present in previous recessions -- and helped to temper the downturn. Consequently, any recovery is likely to be more muted. As the rebound gets under way, higher interest rates are more likely, as the Federal Reserve walks a tightrope between promoting solid growth and fighting inflation. To help position the fund for this eventuality, we have begun to gradually and carefully increase the fund's allocation to commercial paper, which is now offering yields at a healthy premium to federal funds rate in anticipation of future Fed action. We'll continue to prize quality and stability as we endeavor to adjust to a constantly changing interest-rate picture.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/02, there is no guarantee the fund will continue to hold these securities in the future. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation
(FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.


This fund is managed by the Putnam Core Fixed-Income Team. The members of the team are Kevin Cronin, Rob Bloemker, Andrea Burke, Joanne
Driscoll, D. William Kohli, Krishna Memani, James Prusko, and David
Waldman.

PERFORMANCE COMPARISONS (3/31/02)
                                                               Current
                                                               return*
------------------------------------------------------------------------
Passbook savings account                                        0.90%
------------------------------------------------------------------------
Taxable money market fund 7-day yield                           1.39
------------------------------------------------------------------------
3-month certificate of deposit                                  1.96
------------------------------------------------------------------------
Putnam Money Market Fund (7-day yield)
------------------------------------------------------------------------
   Class A                                                      1.45
------------------------------------------------------------------------
   Class B                                                      0.95
------------------------------------------------------------------------
   Class C                                                      0.95
------------------------------------------------------------------------
   Class M                                                      1.30
------------------------------------------------------------------------
   Class T                                                      1.19
------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

*Sources: FleetBoston (passbook savings), Bank Rate Monitor (3-month CDs),
 IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.


TOTAL RETURN FOR PERIODS ENDED 3/31/02

                      Class A     Class B         Class C     Class M    Class T
(inception date)     (10/1/76)   (4/27/92)       (2/1/99)    (12/8/94)  (12/31/01)
                        NAV     NAV    CDSC     NAV    CDSC     NAV        NAV
---------------------------------------------------------------------------------
6 months               0.94%   0.69%  -4.32%   0.69%  -0.32%   0.86%       0.85%
---------------------------------------------------------------------------------
1 year                 2.93    2.42   -2.58    2.42    1.42    2.77        2.71
---------------------------------------------------------------------------------
5 years               27.10   23.97   21.97   24.08   24.08   26.18       25.59
Annual average         4.91    4.39    4.05    4.41    4.41    4.76        4.66
---------------------------------------------------------------------------------
10 years              55.20   47.88   47.88   48.00   48.00   52.92       51.56
Annual average         4.49    3.99    3.99    4.00    4.00    4.34        4.25
---------------------------------------------------------------------------------
Annual average
(life of fund)         7.03    6.50    6.50    6.51    6.51    6.87        6.77
---------------------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------------------
Current 7-day yield 1  1.45%      0.95%           0.95%        1.30%       1.19%
---------------------------------------------------------------------------------
Current 30-day 1       1.48       0.98            0.99         1.33        1.23
---------------------------------------------------------------------------------

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield more closely reflects current performance than total return.



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/02

                               Lipper Money           Consumer
                            Market Fund Average      price index
----------------------------------------------------------------------------
6 months                          0.74%                 0.22%
----------------------------------------------------------------------------
1 year                            2.46                  1.30
----------------------------------------------------------------------------
5 years                          24.86                 11.62
Annual average                    4.54                  2.22
----------------------------------------------------------------------------
10 years                         52.97                 28.21
Annual average                    4.34                  2.52
----------------------------------------------------------------------------
Annual average
(life of fund)                    7.03                  4.54
----------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return will fluctuate.

Performance assumes reinvestment of distributions. Class A, M, and T shares have no initial sales charge. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Performance for B, C, M and T shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher or lower operating expenses for such shares.

DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/02

               Class A       Class B       Class C      Class M      Class T
------------------------------------------------------------------------------
Distributions
(number)          6             6             6            6            3
------------------------------------------------------------------------------
Income        $0.009312     $0.006831     $0.006834    $0.00857     $0.003242
------------------------------------------------------------------------------
Capital gains    --            --            --           --           --
------------------------------------------------------------------------------
  Total       $0.009312     $0.006831     $0.006834    $0.00857     $0.003242
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are not subject to an initial sales charge or a sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class T shares are not subject to an initial sales charge or a sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge); however, they are subject to a 12b-1 fee.


COMPARATIVE BENCHMARKS

Lipper Money Market Fund Average is an arithmetic average of the total return of all money market mutual funds. Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
March 31, 2002 (Unaudited)

COMMERCIAL PAPER (88.0%) (a)                                                              MATURITY
PRINCIPAL AMOUNT                                                                          DATE                VALUE
Domestic (52.8%)
-------------------------------------------------------------------------------------------------------------------
$        30,000,000 Banc One Australia 1.8s                                               4/15/02    $   29,977,500
         40,000,000 Corporate Asset Funding Co. 1.81s                                     5/24/02        39,891,400
         65,000,000 CXC, Inc. 1.83s                                                       4/30/02        64,900,875
         50,000,000 CXC, Inc. 1.8s                                                        4/10/02        49,975,000
         35,057,000 Delaware Funding Corp. 1.81s                                          5/6/02         34,993,547
         46,000,000 Eureka Securitization 1.95s                                           6/25/02        45,785,717
         69,000,000 Eureka Securitization 1.88s                                           5/6/02         68,870,280
         45,000,000 Eureka Securitization 1.84s                                           4/26/02        44,940,200
         40,000,000 Eureka Securitization 1.81s                                           4/2/02         39,995,978
         46,500,000 Eureka Securitization 1.8s                                            4/5/02         46,488,375
         66,000,000 Falcon Asset Securitization Corp. 2.24s                               9/20/02        65,289,547
         64,000,000 Falcon Asset Securitization Corp. 1.81s                               5/28/02        63,813,369
         36,167,000 Falcon Asset Securitization Corp. 1.81s                               5/20/02        36,076,080
         34,000,000 Federal Home Loan Bank 1.76s                                          5/15/02        33,925,200
         26,000,000 Federal Home Loan Mtge. Assoc. 2.24s                                  8/30/02        25,810,084
         85,000,000 Federal Home Loan Mtge. Assoc. 1.99s                                  8/28/02        84,277,500
         70,000,000 Federal Home Loan Mtge. Assoc. 1.84s                                  7/31/02        69,563,511
         78,475,000 Federal Home Loan Mtge. Assoc. 1.74s                                  5/9/02         78,326,425
         86,000,000 Federal Home Loan Mtge. Assoc. 1.71s                                  8/16/02        85,436,270
        110,000,000 Federal National Mtge. 2.16s                                          4/18/02       109,881,200
         60,000,000 Federal National Mtge. 1.78s                                          4/1/02         59,997,033
         50,000,000 Federal National Mtge. 1.74s                                          5/8/02         49,908,167
         60,000,000 Federal National Mtge. 1.72s                                          4/24/02        59,930,400
         30,000,000 Formosa Plastics Corp. (Bank of America
                    NT & SA (LOC)) 1.84s                                                  4/17/02        29,974,075
         50,000,000 Freddie Mac 1.74s                                                     4/29/02        49,929,917
         65,000,000 General Electric Capital Corp. 2.19s                                  8/14/02        64,462,233
         25,000,000 General Electric Capital Corp. 2.1s                                   8/8/02         24,810,417
         65,000,000 General Electric Capital Corp. 1.9s                                   6/19/02        64,725,556
         49,000,000 General Electric Capital International Fund 1.8s                      5/6/02         48,911,800
         60,000,000 Goldman Sachs Group 144A 1.88s                                        3/12/03        60,000,000
         42,328,000 Goldman Sachs Group 1.875s                                            7/30/02        42,061,245
         40,000,000 Goldman Sachs Group 1.86s                                             5/30/02        39,876,000
         30,000,000 ING America Insurance Holdings 2.57s                                  12/20/02       29,434,600
         25,000,000 ING America Insurance Holdings 1.93s                                  6/21/02        24,888,958
         41,000,000 International Lease Finance Corp. 2.45s                               6/28/02        40,751,665
         59,000,000 JP Morgan Chase & Co. 2s                                              9/16/02        58,446,056
         84,000,000 Jupiter Securitization Corp. 2.14s                                    4/29/02        83,855,193
         45,000,000 Morgan Stanley, Dean Witter & Co. 1.94s                               6/26/02        44,789,025
         46,000,000 Morgan Stanley, Dean Witter & Co. 1.85s                               4/9/02         45,978,725
         50,000,000 Morgan Stanley, Dean Witter & Co. 1.84s                               5/16/02        49,882,444
         60,000,000 Morgan Stanley, Dean Witter & Co. 1.83s                               5/9/02         59,881,050
         50,000,000 Morgan Stanley, Dean Witter & Co. 1.8s                                4/19/02        49,952,500
         57,000,000 Old Line Funding Corp. 1.87s                                          5/15/02        56,866,762
         29,177,000 Old Line Funding Corp. 1.86s                                          5/17/02        29,106,149
         30,000,000 Park Avenue Receivables Corp. 1.81s                                   4/11/02        29,983,408
         43,225,000 Park Avenue Receivables Corp. 1.8s                                    5/10/02        43,138,550
         40,000,000 Preferred Receivables Funding Corp. 1.84s                             4/19/02        39,961,156
         40,000,000 Quincy Capital Corp. 1.83s                                            5/2/02         39,934,933
         77,000,000 Quincy Capital Corp. 1.81s                                            4/16/02        76,938,058
         95,207,000 Quincy Capital Corp. 1.8s                                             5/15/02        94,992,097
         40,147,000 Receivables Capital Corp. 1.81s                                       4/10/02        40,126,815
         60,000,000 Receivables Capital Corp. 1.75s                                       4/11/02        59,967,917
         45,000,000 Salomon Smith Barney Holding, Inc. 1.82s                              5/3/02         44,924,925
         50,000,000 Sheffield Receivables Corp. 1.94s                                     6/18/02        49,787,139
         25,000,000 Sheffield Receivables Corp. 1.86s                                     7/1/02         24,881,167
         43,000,000 Sheffield Receivables Corp. 1.85s                                     4/19/02        42,958,015
         35,000,000 Sheffield Receivables Corp. 1.82s                                     4/4/02         34,992,922
         47,729,000 Thunder Bay Funding, Inc. 1.86s                                       5/10/02        47,630,360
         50,000,000 Thunder Bay Funding, Inc. 1.82s                                       4/1/02         49,997,472
         73,126,000 Thunder Bay Funding, Inc. 1.8s                                        4/22/02        73,045,011
         20,083,000 Thunder Bay Funding, Inc. 1.8s                                        4/15/02        20,067,938
         27,332,000 Thunder Bay Funding, Inc. 1.8s                                        4/4/02         27,326,534
         50,000,000 Wells Fargo Financial, Inc. 1.82s                                     4/23/02        49,941,861
         50,000,000 Wells Fargo Financial, Inc. 1.82s                                     4/3/02         49,992,417
         25,000,000 Windmill Funding Corp. 1.85s                                          6/5/02         24,915,208
                                                                                                      -------------
                                                                                                      3,252,141,931

Foreign (35.2%)
-------------------------------------------------------------------------------------------------------------------
         47,000,000 Abbey National North America Corp. 2.59s
                    (United Kingdom)                                                      3/31/03        47,000,000
         50,000,000 Abbey National North America Corp. 2.19s
                    (United Kingdom)                                                      8/30/02        49,537,667
         68,000,000 Abbey National North America Corp. 1.83s
                    (United Kingdom)                                                      4/15/02        67,948,150
         20,000,000 Bank of Scotland 3.72s (United Kingdom)                               8/9/02         20,121,863
         50,000,000 Bayerische Hypo- Vereinsbank AG 2.65s (Germany)                       11/29/02       50,000,000
         47,000,000 Bayerische Hypo- Vereinsbank AG 1.98s (Germany)                       6/27/02        47,001,142
         80,000,000 Bayerische Vereinsbank AG 1.81s (Germany)                             4/18/02        79,927,600
         34,000,000 Bayerische Vereinsbank AG 1.79s (Germany)                             5/28/02        33,899,209
         24,000,000 BNP Paribas Finance, Inc. 2.02s (France)                              9/30/02        23,753,560
         34,500,000 Canadian Imperial Bank of Commerce 4.145s
                    (Canada)                                                              5/8/02         34,497,976
         10,000,000 Canadian Imperial Bank of Commerce 3.55s
                    (Canada)                                                              9/20/02         9,997,579
         43,000,000 Canadian Imperial Bank of Commerce 1.94s
                    (Canada)                                                              9/3/02         42,988,951
         33,000,000 Credit Suisse First Boston USA, Inc. 2.14s
                    (Switzerland)                                                         9/16/02        32,668,478
         61,000,000 Credit Suisse First Boston USA, Inc. 2s
                    (Switzerland)                                                         9/25/02        61,000,000
         70,000,000 Credit Suisse First Boston USA, Inc. 1.65s
                    (Switzerland)                                                         4/17/02        69,945,458
         89,000,000 Danske Bank A/S 2.01s (Denmark)                                       9/3/02         88,224,810
         36,000,000 Danske Bank A/S 1.94s (Denmark)                                       6/20/02        35,842,860
         40,000,000 Danske Bank A/S 1.89s (Denmark)                                       6/4/02         39,863,500
         43,000,000 Danske Bank A/S 1.73s (Denmark)                                       4/22/02        42,954,539
         50,000,000 Deutsche Bank AG 2.3s (Germany)                                       12/30/02       49,925,347
         50,000,000 Deutsche Bank AG 1.78s (Germany)                                      4/8/02         50,001,410
         50,000,000 Dexia Delaware, LLC 1.84s (Belgium)                                   5/14/02        49,887,556
         22,000,000 Dexia Delaware, LLC 1.82s (Belgium)                                   5/6/02         21,959,960
         41,000,000 Dresdner Bank AG 1.94s (Germany)                                      9/9/02         40,986,684
         75,000,000 National Australia Bank 2.79s (Australia)                             9/20/02        75,066,390
         86,000,000 Nordea North America, Inc. 2s (Sweden)                                8/8/02         85,378,889
         40,000,000 Nordea North America, Inc. 1.89s (Sweden)                             5/20/02        39,895,000
         30,000,000 PEMEX Capital, Inc. (Barclays (LOC)) 1.91s
                    (United Kingdom)                                                      8/7/02         29,794,675
         44,000,000 PEMEX Capital, Inc. (Barclays (LOC)) 1.86s
                    (United Kingdom)                                                      6/24/02        43,806,767
         48,000,000 PEMEX Capital, Inc. (Barclays (LOC)) 1.76s
                    (United Kingdom)                                                      5/21/02        47,880,320
         60,015,000 Rabobank USA Financial Corp. 1.86s (Netherlands)                      6/14/02        59,782,442
         40,000,000 Royal Bank of Scotland PLC 3.42s (United Kingdom)                     9/11/02        40,231,639
         50,000,000 Societe Generale 1.74s (France)                                       4/10/02        50,003,733
         60,000,000 Spintab AB 1.94s (Sweden)                                             6/17/02        59,747,800
         48,000,000 Spintab AB 1.85s (Sweden)                                             6/13/02        47,817,467
         40,000,000 Stadshypotek Delaware, Inc. 1.98s (Sweden)                            8/30/02        39,665,600
         89,000,000 Stadshypotek Delaware, Inc. 1.81s (Sweden)                            5/13/02        88,807,587
         25,000,000 Svenska Handelsbanken 3.6125s (Sweden)                                8/22/02        25,003,067
         40,000,000 Swedbank (New York) 4.345s (Sweden)                                   5/7/02         40,000,393
         19,613,000 Transamerican Finance Corp. 1.83s (Netherlands)                       5/20/02        19,563,150
         20,000,000 Transamerican Finance Corp. 1.82s (Netherlands)                       5/22/02        19,947,422
         25,000,000 Transamerican Finance Corp. 1.74s (Netherlands)                       4/9/02         24,989,125
         63,000,000 UBS AG 1.94s (Switzerland)                                            8/5/02         63,002,200
         59,000,000 Westdeutsche Landesbank Girozentrale 4.24s
                    (Germany)                                                             5/17/02        59,000,739
         48,000,000 Westdeutsche Landesbank Girozentrale 2.23s
                    (Germany)                                                             8/16/02        47,589,680
         75,500,000 Westpac Banking Corp. 2.1s (Australia)                                9/9/02         74,778,425
                                                                                                      -------------
                                                                                                      2,171,686,809
                                                                                                      -------------
                    Total Commercial Paper (cost $5,423,828,740)                                      5,423,828,740

CORPORATE BONDS AND NOTES (8.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        64,000,000 Asset Securitization Corp. FRB 1.87s, 2002                                       $   64,000,000
         62,000,000 Credit Suisse First Boston USA, Inc. FRN Ser. MTN,
                    1.97s, 2003                                                                          62,000,000
         55,000,000 Merrill Lynch & Company, Inc. FRN Ser. MTNB,
                    1.88s, 2003                                                                          55,000,000
         69,000,000 Merrill Lynch & Company, Inc. FRN Ser. MTN1,
                    1.88s, 2003                                                                          69,000,000
         49,000,000 Merrill Lynch & Company, Inc. FRN Ser. MTNB,
                    1.87s, 2003                                                                          48,994,718
         48,000,000 Merrill Lynch & Company, Inc. FRN Ser. MTN,
                    1.88s, 2002                                                                          48,000,000
         25,000,000 National City Bank sr. notes FRN Ser. BKNT,
                    1.96s, 2002                                                                          25,014,633
         44,000,000 Swedbank (New York) dep. notes FRN Ser. YCD,
                    1.83s, 2002                                                                          43,984,862
         85,000,000 US Bank NA bank term loan FRN 2.14s, 2002                                            85,000,000
                                                                                                     --------------
                    Total Corporate Bonds and Notes (cost $500,994,213)                              $  500,994,213

SHORT-TERM INVESTMENTS (4.7%) (a) (cost $290,365,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$       290,365,000 Interest in $500,000,000 joint tri-party repurchase agreement dated March 28, 2002 with Credit
                    Suisse First Boston due April 1, 2002 with respect
                    to various U.S. Government obligations--maturity
                    value of $290,427,267 for an effective yield of 1.93%                            $  290,365,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $6,215,187,953) (b)                                      $6,215,187,953
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $6,164,142,987.

  (b) The aggregate identified cost on a tax basis is the same.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at March 31, 2002, which are subject to change based on terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at March 31, 2002:
      (as percentage of Market Value)

               Australia                1.2%
               Belgium                  1.2
               Canada                   1.4
               Denmark                  3.3
               France                   1.2
               Germany                  7.4
               Netherlands              2.0
               Sweden                   6.8
               Switzerland              3.6
               United Kingdom           5.6
               United States           66.3
                                      -----
               Total                  100.0%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                        $6,215,187,953
-------------------------------------------------------------------------------------------
Cash                                                                                267,348
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   11,238,563
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           53,146,975
-------------------------------------------------------------------------------------------
Total assets                                                                  6,279,840,839

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               703,982
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                      107,844,003
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      4,754,438
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        1,664,640
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                      103,965
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         11,508
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              432,248
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              183,068
-------------------------------------------------------------------------------------------
Total liabilities                                                               115,697,852
-------------------------------------------------------------------------------------------
Net assets                                                                   $6,164,142,987

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                     $6,164,142,987
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class
A share ($5,113,886,575 divided by 5,113,886,575 shares) *                            $1.00
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($887,938,880 divided by 887,938,880 shares)**                                        $1.00
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($63,545,035 divided by 63,545,035 shares)**                                          $1.00
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class M share
($95,249,932 divided by 95,249,932 shares)*                                           $1.00
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class T share
($3,522,565 divided by 3,522,565 shares)*                                             $1.00
-------------------------------------------------------------------------------------------

 * Offered at net asset value.

** Class B and class C shares are available only by exchange of class
   B and class C shares from other Putnam funds and to certain systematic investment plan investors. Redemption price per share is equal to net asset value less an applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended March 31, 2002 (Unaudited)
Interest income                                                                 $76,704,933
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  9,777,176
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    5,545,782
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   21,900
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     24,120
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,558,061
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               177,982
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                84,084
-------------------------------------------------------------------------------------------
Distribution fees -- Class T (Note 2)                                                 1,663
-------------------------------------------------------------------------------------------
Other                                                                               729,752
-------------------------------------------------------------------------------------------
Total expenses                                                                   18,920,520
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (259,901)
-------------------------------------------------------------------------------------------
Net expenses                                                                     18,660,619
-------------------------------------------------------------------------------------------
Net investment income                                                            58,044,314
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $58,044,314
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         March 31     September 30
                                                                            2002*             2001
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   58,044,314   $  253,041,971
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   58,044,314      253,041,971
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (49,041,540)    (210,571,237)
--------------------------------------------------------------------------------------------------
   Class B                                                             (7,457,393)     (34,379,519)
--------------------------------------------------------------------------------------------------
   Class C                                                               (527,724)      (2,870,454)
--------------------------------------------------------------------------------------------------
   Class M                                                             (1,009,297)      (5,220,761)
--------------------------------------------------------------------------------------------------
   Class T                                                                 (8,360)              --
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)         (425,304,207)   1,991,981,676
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (425,304,207)   1,991,981,676

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 6,589,447,194    4,597,465,518
--------------------------------------------------------------------------------------------------
End of period                                                      $6,164,142,987   $6,589,447,194
--------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Net investment income                  .0093        .0493        .0564        .0478        .0517        .0505
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .0093        .0493        .0564        .0478        .0517        .0505
------------------------------------------------------------------------------------------------------------------
Total distributions                   (.0093)      (.0493)      (.0564)      (.0478)      (.0517)      (.0505)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                .94*        5.04         5.79         4.89         5.29         5.17
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $5,113,887   $5,215,127   $3,780,309   $3,691,475   $2,598,891   $2,134,223
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .25*         .50          .49          .48          .58          .57
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .96*        4.77         5.69         4.73         5.20         5.06
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Net investment income                  .0068        .0443        .0513        .0429        .0468        .0455
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .0068        .0443        .0513        .0429        .0468        .0455
------------------------------------------------------------------------------------------------------------------
Total distributions                   (.0068)      (.0443)      (.0513)      (.0429)      (.0468)      (.0455)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                .69*        4.52         5.25         4.37         4.78         4.65
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $887,939   $1,162,039     $649,826   $1,041,452     $759,748     $410,885
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .50*        1.00          .99          .98         1.08         1.07
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .72*        4.26         5.13         4.24         4.69         4.57
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                     Six months
                                       ended                             For the period
Per-share                             March 31          Year ended        Feb. 1, 1999+
operating performance               (Unaudited)        September 30       to Sept. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00
----------------------------------------------------------------------------------------
Net investment income                  .0068        .0444        .0513        .0284
----------------------------------------------------------------------------------------
Total from
investment operations                  .0068        .0444        .0513        .0284
----------------------------------------------------------------------------------------
Total distributions                   (.0068)      (.0444)      (.0513)      (.0284)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00
----------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                .69*        4.53         5.26         2.87*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $63,545      $90,226      $52,872      $17,091
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .50*        1.00          .99          .65*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .72*        4.32         5.34         2.83*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Net investment income                  .0086        .0478        .0551        .0463        .0502        .0490
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .0086        .0478        .0551        .0463        .0502        .0490
------------------------------------------------------------------------------------------------------------------
Total distributions                   (.0086)      (.0478)      (.0551)      (.0463)      (.0502)      (.0490)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                .86*        4.89         5.65         4.73         5.14         5.01
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $95,250     $122,055     $114,458     $136,134      $94,833      $58,502
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .33*         .65          .64          .63          .73          .72
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .89*        4.70         5.51         4.58         5.04         4.92
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS T
-------------------------------------------------
                               For the period
                              December 31, 2001+
Per-share                        to March 31
operating performance            (Unaudited)
-------------------------------------------------
                                    2002
-------------------------------------------------
Net asset value,
beginning of period                $1.00
-------------------------------------------------
Net investment income              .0032
-------------------------------------------------
Total from
investment operations              .0032
-------------------------------------------------
Total distributions               (.0032)
-------------------------------------------------
Net asset value,
end of period                      $1.00
-------------------------------------------------
Total return
at net asset value (%)(a)            .33*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                    $3,523
-------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .19*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)            .32*
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income consistent with preservation of capital and maintenance of liquidity. The fund achieves its objective by investing in a portfolio of high-grade short-term obligations. The fund may invest up to 100% of its assets in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit industries.

The fund offers class A, class B, class C, class M and class T shares. The fund began offering class T shares on December 31, 2001. Each class of shares is sold without a front-end sales charge. Class B and class C shares are offered only in exchange for class B and class C shares of other Putnam funds, or purchased by certain systematic investment plans. Class B shares, which convert to class A shares after approximately eight years, pay an ongoing distribution fee and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase (including any holding period of the shares in other Putnam funds). Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Shareholders who acquired class B and class C shares through an exchange are subject to the same deferred sales charge schedule as the fund from which they were exchanged. Class M and class T shares pay an ongoing distribution fee lower than class B and class C shares but are not subject to a contingent deferred sales charge.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the funds' portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Income dividends are recorded daily by the fund and are paid monthly to the shareholders.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.50% of the first $100 million of average net assets, 0.40% of the next $100 million, 0.35% of the next $300 million, 0.325% of the next $500 million and 0.30% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2002, the fund's expenses were reduced by $259,901 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,520 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class B, class C, class M and class T shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.75%, 1.00%, 1.00% and 0.35% of the average net assets attributable to class B, class C, class M shares and class T shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50%, 0.15% and 0.25% of the average net assets attributable to class B, class C, class M and class T shares, respectively.

For the six months ended March 31, 2002, Putnam Retail Management, acting as the underwriter received net commissions of $2,947,867 and $91,954 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% and 0.15% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2002, Putnam Retail Management, acting as underwriter received no monies in contingent deferred sales charges from redemptions of class A and class M shares acquired through an exchange from another fund.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2002, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $68,255,957,750 and $68,780,620,834, respectively.

Note 4
Capital shares

At March 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                            Six months
                                                 ended          Year ended
                                              March 31        September 30
---------------------------------------------------------------------------
Class A                                           2002                2001
---------------------------------------------------------------------------
Shares sold                              4,825,831,350      12,053,696,344
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               46,641,340         205,478,374
---------------------------------------------------------------------------
                                         4,872,472,690      12,259,174,718

Shares
repurchased                             (4,973,713,238)     (10,824,356,828)
---------------------------------------------------------------------------
Net increase
(decrease)                                (101,240,548)      1,434,817,890
---------------------------------------------------------------------------

                                            Six months
                                                 ended          Year ended
                                              March 31        September 30
---------------------------------------------------------------------------
Class B                                           2002                2001
---------------------------------------------------------------------------
Shares sold                                537,876,538       2,051,734,389
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,680,889          31,917,019
---------------------------------------------------------------------------
                                           544,557,427       2,083,651,408

Shares
repurchased                               (818,657,054)     (1,571,439,127)
---------------------------------------------------------------------------
Net increase
(decrease)                                (274,099,627)        512,212,281
---------------------------------------------------------------------------

                                            Six months
                                                 ended          Year ended
                                              March 31        September 30
---------------------------------------------------------------------------
Class C                                           2002                2001
---------------------------------------------------------------------------
Shares sold                                302,752,172         724,876,309
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  475,831           2,592,162
---------------------------------------------------------------------------
                                           303,228,003         727,468,471

Shares
repurchased                               (329,909,201)       (690,114,346)
---------------------------------------------------------------------------
Net increase
(decrease)                                 (26,681,198)         37,354,125
---------------------------------------------------------------------------

                                            Six months
                                                 ended          Year ended
                                              March 31        September 30
---------------------------------------------------------------------------
Class M                                           2002                2001
---------------------------------------------------------------------------
Shares sold                                216,250,091         916,967,155
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  928,506           4,993,849
---------------------------------------------------------------------------
                                           217,178,597         921,961,004

Shares
repurchased                               (243,983,996)       (914,363,624)
---------------------------------------------------------------------------
Net increase
(decrease)                                 (26,805,399)          7,597,380
---------------------------------------------------------------------------

                                          For the period December 31, 2001
                                           (commencement of operations) to
                                                            March 31, 2002
---------------------------------------------------------------------------
Class T
---------------------------------------------------------------------------
Shares sold                                                      9,763,210
---------------------------------------------------------------------------
Shares issued in connection
with the reinvestment
of distributions                                                     7,949
---------------------------------------------------------------------------
                                                                 9,771,159

Shares repurchased                                              (6,248,594)
---------------------------------------------------------------------------
Net increase                                                     3,522,565
---------------------------------------------------------------------------


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Kevin Cronin
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA039-79271  010/879/534  5/02